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                                                                  Exhibit 10.18


                                 AMENDMENT 1


This Amendment dated the ___ day of ________, 1996 is hereby incorporated in its entirety into that certain Development and License Agreement between Recordati S.A. Chemical and Pharmaceutical Company ("Recordati") and Ascent Pediatrics, Inc. ("Ascent") dated October 8, 1996 (the "Agreement").

Pursuant to Section 9.9 of the Agreement, the parties hereby amended the Agreement by deleting Australia and Canada from the list of "Major Countries" in Exhibit B of the Agreement.

Agreed & Accepted:

Recordati S.A. Chemical                         Ascent Pediatrics, Inc.
and Pharmaceutical Company



By: /s/ Luciano Boccasso                        By: /s/ Emmett Clemente
    -------------------------                       -------------------------

    Name: Luciano Boccasso                          Name: Emmett Clemente

    Title: President                                Title: Chairman

    Date:                                           Date: February 28, 1997
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